Exhibit 10.2

AMENDMENT TO LETTER OF CREDIT AGREEMENT

This AMENDMENT TO LETTER OF CREDIT AGREEMENT, dated as of July 5, 2018 (this “Amendment”), is entered into by and among GENON ENERGY, INC., a Delaware corporation (the “Applicant”) and CITIBANK, N.A. (“Citibank” and the “Issuing Bank”), and is made with reference to the Facility Agreement (defined below). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Amended Facility Agreement (as defined below).
W I T N E S S E T H :
WHEREAS, reference is hereby made to the Letter of Credit Agreement, dated as of July 14, 2017 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Facility Agreement”; the Facility Agreement as amended by this Amendment, the “Amended Facility Agreement”), by and among the Applicant and the Issuing Bank;
WHEREAS, the parties hereto wish to amend the Facility Agreement as set forth herein, subject to the terms and conditions set forth below;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
1.    Amendments to the Facility Agreement.
(i)    The definition of “L/C Exposure Cap” in Section 1.01 of the Facility Agreement is hereby amended by deleting “$300,000,000” and replacing it with “$150,000,000”.
(ii)    The definition of “Termination Date” in Section 1.01 of the Facility Agreement is hereby amended by deleting phrase “one year” in clause (a) thereof and replacing it with the phrase “eighteen (18) months”.
2.    Conditions to Effectiveness of this Amendment. This Amendment shall become effective as of the date upon which all of the following conditions are satisfied (the “Amendment Effective Date”):
(a)     the Issuing Bank shall have received the counterparts hereof, duly executed on behalf of the Applicant and the Issuing Bank;
(b)    the Applicant shall have paid all costs, fees, expenses (including, without limitation, reasonable and documented legal fees and expenses) and other compensation payable to the Issuing Bank to the extent due and invoices at least one (1) day prior to the Amendment Effective Date; and
(c)    the Applicant shall have filed a notice of this Amendment with the Bankruptcy Court, which notice shall be reasonably satisfactory to Citibank.
3.    Acknowledgment of Security Interest. Pursuant to the L/C Cash Collateral Agreement, the Applicant granted a security interest in favor of Citibank, in its capacity as secured party in its Collateral (as defined in the L/C Cash Collateral Agreement). The Applicant hereby ratifies and reaffirms its pledge, grant of security interest and liens and other obligations under and subject to the terms of the L/C Cash Collateral Agreement, and agrees that after the Amendment Effective Date, such pledge, grant of security interest and liens and other obligations, and the terms of the L/C Cash Collateral Agreement, are not impaired or adversely affected in any manner whatsoever and shall continue to be in full force and effect and shall continue to secure all the Obligations, as amended and extended pursuant to this Amendment.
4.    Representations and Warranties.
(a)    The execution, delivery and performance by the Applicant of this Amendment (i) has been duly authorized by all corporate or stockholder action required to be obtained by the Application and (ii) will not violate (x) any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or by-laws of the Applicant, (y) any applicable order of any court or any rule, regulation or order of any Governmental Authority or (z) any indenture, agreement or other instrument to which the Applicant is a party, with respect to clauses (y) and (z) where any such violation would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
(b)    This Amendment has been duly executed and delivered by the Applicant and constitutes a legal, valid and binding obligation of the Applicant enforceable against the Applicant in accordance with its terms, subject to (i) the effects of bankruptcy, insolvency, moratorium, reorganization, fraudulent conveyance or other similar laws affecting creditors’ rights generally, (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (iii) implied covenants of good faith and fair dealing.
(c)    No action, consent or approval of, registration or filing with or any other action by any Governmental Authority is or will be required in connection with the execution, delivery and performance by the Applicant of this Amendment except for (a) such consents, authorizations, filings or other actions that have been made or obtained and are in full force and effect and (b) such actions, consents and approvals the failure to be obtained or made which would not reasonably be expected to have a Material Adverse Effect.
(d)    All of the representations and warranties set forth in the Facility Agreement and the other Facility Documents are true and correct in all material respects (or in all respects if any such representation and warranty if already qualified by materiality) as of the date hereof with the same force and effect as though made on and as of such date (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if applicable, all respects) as of such earlier date).
(e)    No Default or Event of Default has occurred and is continuing immediately before and after giving effect to this Amendment.
5.    Reference to and Effect on the Facility Documents. On and after the Amendment Effective Date, this Amendment shall constitute a “Facility Document” for purposes of the Amended Facility Agreement and each reference in the Facility Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import, and each reference in each of the other Facility Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import, shall mean and be a reference to the Amended Facility Agreement. Except as expressly set forth in this Amendment, all of the terms and provisions of the Facility Agreement and the other Facility Documents are and shall remain in full force and effect and the Applicant shall continue to be bound by all of such terms and provisions. This Amendment is limited as specified herein and shall not constitute an amendment or waiver of, or an indication of the Issuing Bank’s willingness to amend or waive, any other provisions of the Facility Agreement or the other Facility Documents for any other date or purpose.
6.    Applicable Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
7.    Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed original.
8.    Severability. In the event that any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
9.    Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT

OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.
10.    Entire Agreement. This Amendment and the other Facility Documents constitute the entire contract between the parties relative to the subject matter hereof. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by the Amendment and the other Facility Documents.
11.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

Exhibit 10.2

IN WITNESS WHEREOF, the Applicant and Issuing Bank have caused their names to be duly signed to this Amendment by their respective officers thereunto duly authorized, all as of the date first above written.
GENON ENERGY, INC., as Applicant

By:     /s/ Mark McFarland
Name: Mark McFarland
Title: Chief Executive Officer

Exhibit 10.2

CITIBANK N.A., as Issuing Bank

By:     /s/ Allister Chan
Name: Allister Chan
Title: Vice President